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                              LIFE & ANNUITY TRUST

                             ASSET ALLOCATION FUND
                             GROWTH AND INCOME FUND
                               MONEY MARKET FUND
                        U.S. GOVERNMENT ALLOCATION FUND

                       SUPPLEMENT DATED FEBRUARY 16, 1996
                        TO PROSPECTUS DATED MAY 1, 1995
               AS SUPPLEMENTED ON JUNE 23 AND SEPTEMBER 1, 1995,
                              AND JANUARY 2, 1996

         The following two paragraphs replace the seventh and eighth paragraphs under the prospectus section "THE FUNDS, MANAGEMENT AND SERVICING FEES -- INVESTMENT ADVISER":


         Robert Bissell has been responsible for the day-to-day management of the portfolio of the Growth and Income Fund since its inception, excluding the period from October 1, 1995 to February 14, 1996. Mr. Bissell joined Wells Fargo Bank at the time of its merger with Crocker Bank and has been with the combined organization for over 20 years. Prior to joining Wells Fargo Bank, he was vice president and investment counsel with M. H. Edie Investment Counseling, where he managed institutional and high-net-worth portfolios. Mr. Bissell holds a finance degree from the University of Virginia. He is a chartered financial analyst and a member of the Los Angeles Society of Financial Analysts.


         Brian K. Mulligan has been responsible for the day-to-day management of the portfolio of the Growth and Income Fund since October 1, 1995. Mr. Mulligan is also co-manager of the Wells Fargo Core Equities Group. He is a vice president and manager of the San Francisco Investment office, where he is primarily responsible for personal accounts including individuals, charitable foundations and IRAs. He also covers, from a research standpoint, the telecommunications and electric utilities industries. Mr. Mulligan had been with Wells Fargo Bank since its merger with Crocker National Bank in 1986. Mr. Mulligan was graduated from Skidmore College with a B.S. degree in business management. He is a chartered financial analyst and serves as a member of the staff of graders. In addition, Mr. Mulligan is a former member of the Board of Governors for the Los Angeles Society of Financial Analysts and a present member of the San Francisco Security Analysts Society.